Exhibit 10.2

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of April 9, 2020, by and between GOLDEN MINERALS COMPANY, a Delaware corporation (the “Company”), and BARRICK GOLD CORPORATION, a corporation organized under the laws of Ontario (the “Buyer”). The Company and Buyer are sometimes referred to herein as the “Parties” and each individually as a “Party”.

RECITALS

A.         On April 9, 2020, the Parties entered into that certain Earn-In Agreement (the “Earn-In Agreement”) in connection with the Company’s El Quevar project located in the Salta Province of Argentina.

B.         In conjunction with the Earn-In Agreement, the Company desires to issue and sell to Buyer, and Buyer desires to purchase from the Company, 4,719,207 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The purchase and sale of the Shares pursuant to this Agreement will occur on a private placement basis in the United States pursuant to Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and in Canada pursuant to National Instrument 45-106 - Prospectus Exemptions (“NI 45-106”).

NOW, THEREFORE, in consideration of the recitals and the mutual promises, representations, warranties, and covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.         Subscription. In consideration of and in reliance on the representations, warranties, covenants and agreements of the Company in this Agreement, Buyer hereby agrees to purchase the Shares at a purchase price of US$0.2119 per share (the “Purchase Price”).

2.         Acceptance of Subscription. The Company, in consideration of and in reliance on the representations and warranties, covenants and agreements of Buyer in this Agreement, hereby accepts the subscription of Buyer, subject to the terms and conditions of this Agreement, and agrees to issue the Shares to Buyer.

3.         Buyer Representations and Warranties. Buyer hereby represents and warrants to the Company as follows:

3.1        Organization; Authorization; Validity of Agreement. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Ontario, Canada and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Buyer’s board of directors, and no other corporate action on the part of Buyer is necessary to authorize the execution and delivery by Buyer of this Agreement or the consummation of the purchase of the Shares contemplated hereby.

3.2        Execution; Validity of Agreement. This Agreement has been duly executed and delivered by Buyer and, assuming due and valid authorization, execution and delivery hereof by the Company, is a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights, and the general principles of equity.

3.3        Consents and Approvals; No Violations. None of the execution, delivery or performance of this Agreement by Buyer, the consummation by Buyer of the purchase of the Shares in accordance herewith or compliance by Buyer with any of the provisions hereof will (1) require any filing with (except for filings pursuant to the applicable securities laws), or permit, authorization, consent or approval of, any governmental entity, (2) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Buyer is a party or to which its assets are subject, other than such violation, breach or default as would not reasonably be expected to have a Material Adverse Effect (as defined below), or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer.

3.4        Report of Trade. Buyer acknowledges that the Company will be required to file a report of trade with the Ontario Securities Commission containing personal information about Buyer. This report of trade will include the full name, address and telephone number of Buyer, the number and type of securities purchased, the total Purchase Price paid for the Shares, the date of the Closing and the exemption relied upon under applicable securities laws to complete such purchase.

3.5        Anti-Money Laundering. None of the funds being used to purchase the Shares are, to Buyer’s knowledge, proceeds obtained or derived directly or indirectly as a result of illegal activities. The funds being used to purchase the Shares which will be advanced by Buyer to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and Buyer acknowledges that the Company may in the future be required by law to disclose Buyer's name and other information relating to this Agreement and Buyer's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of Buyer’s knowledge: (i) none of the funds to be provided by or on behalf of Buyer are being tendered on behalf of a Person or entity who has not been identified to Buyer; and (ii) Buyer shall promptly notify the Company if Buyer discovers that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith.

3.6        Investment Representations.

(a)        Buyer is acquiring the Shares as principal solely for its own account for investment purposes and not with a view to resale or distribution thereof, in whole or in part.

Buyer has no agreement or arrangement, formal or informal, with any Person to sell or transfer all or any part of any of the Shares, and Buyer has no plans to enter into any such agreement or arrangement.

(b)        Buyer is an “accredited investor” as defined in Regulation D under the Securities Act and as defined in NI 45-106, and is able to bear the economic risk of holding the Shares for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Shares. Buyer was not created or used solely to purchase or hold Shares as an “accredited investor.”

(c)        Buyer acknowledges that:

(i)         in evaluating the suitability of an investment in the Company, other than reliance on the representations, warranties, covenants and agreements of the Company in this Agreement, Buyer has not relied upon any representation or other information (oral or written) other than those contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and other periodic filings with the Securities and Exchange Commission filed since January 1, 2019 (“SEC”) (to the extent not superseded or amended by subsequent filings) (the “Public Reports”). Buyer has had the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information as Buyer deems necessary to verify the accuracy

(a)  of the information referred to in the Public Reports and (b) of any other information relevant to making an investment decision with respect to the Shares;

(ii)        the Shares have not been registered under the Securities Act or any applicable state securities laws. Buyer understands that the issuance and sale of the Shares is intended to be exempt from the registration requirements of the Securities Act, by virtue of Section 4(a)(2) thereof and Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of Buyer contained in this Agreement;

(iii)      a prospectus is not being filed to qualify the distribution of the Shares to the public in Canada under applicable Canadian securities laws and the Shares are not freely tradeable. Buyer understands that the issuance and sale of the Shares is intended to be exempt from the prospectus requirements of applicable Canadian securities laws, based, in part, upon the representations, warranties and agreements of Buyer contained in this Agreement;

(iv)       the certificates representing the Shares or ownership statements issued under a direct registration system or other electronic book entry system will bear the legends set forth below (provided that the legends set forth in the second and third paragraphs below may be removed from, and will not be set forth on, any certificates representing the Shares (in the case of the second paragraph below) or any certificates representing the Shares or ownership statements issued under a direct registration system or other electronic book entry system (in the case of the third paragraph below), from and after August 10, 2020):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND, IN THE CASE OF (B) OR (C), THE HOLDER HAS PRIOR TO SUCH TRANSFER FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, SUCH SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN CANADA BEFORE AUGUST 10, 2020.

(v)        the Shares are subject to “hold period” resale restrictions under applicable Canadian securities laws and that, absent an exemption from the prospectus requirements of applicable Canadian provincial securities laws, the Shares must not be traded or resold in or to a resident of Canada until four months and one day after the closing of the transaction contemplated herein. Buyer shall comply with all resale restrictions applicable to the Shares in Canada and the United States under applicable securities laws, including complying with any applicable registration requirements under applicable Canadian securities laws that apply to any resale of the Shares.

(d)        Golden Minerals Shares. As of the date hereof, Buyer does not beneficially own (as defined in Rule 13d-3 under the U.S. Securities Exchange Act of 1934, as amended) any shares of Common Stock.

(e)        Brokers or Finders. Buyer has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

(f)        Non-Reliance of Buyer. Except as set forth in Section 3.6(c)(i) of this Agreement and for the specific representations and warranties expressly made by the Company in Section 4 of this Agreement, Buyer acknowledges that (a) neither the Company, its affiliates nor any other Person has made any representation or warranty, express or implied, as to the Company, the Company’s business, assets, liabilities, operations, prospects, condition (financial or otherwise), including with respect to the effectiveness or success of the Company’s operations, exploration activities or future capital raising activities and the Company has not provided to Buyer any “offering memorandum” (as defined in applicable Canadian securities laws), and (b) no officer, agent, representative or employee of the Company has any authority, express or implied, to make any representations, warranties or agreements not specifically set forth in this Agreement. Buyer specifically disclaims that it is relying upon or has relied upon any representations or warranties that may have been made by any Person except as set forth in Section 3.6(c)(i) of this Agreement and for the specific representations and warranties expressly made by the Company in Section 4. Any inspection, investigation or review performed by Buyer in connection with this Agreement will not affect or negate the representations and warranties of the Company contained herein or in any Public Reports.

4.         Representations and Warranties of the Company. The Company hereby represents and warrants to Buyer as follows:

4.1        Organization. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. The Company is qualified to transact business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect.

4.2        Authorization; Validity of Agreement. The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Company’s board of directors, and no other corporate action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement or the consummation of the purchase and sale of the Shares.

4.3        Execution; Validity of Agreement. This Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by Buyer, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights, and the general principles of equity.

4.4        Consents and Approvals; No Violations. None of the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the issuance and sale of the Shares in accordance herewith or compliance by the Company with any of the provisions hereof will (1) conflict with or result in any breach of any provision of the Company’s amended and restated certificate of incorporation or bylaws, (2) require any filing with (except for filings with the SEC, the Toronto Stock Exchange (“TSX”), the NYSE American LLC (“NYSE American”) and other regulatory authorities advising them of the issuance and sale of the Shares, and a report of exempt distribution required by NI 45-106), or permit, authorization, consent or approval of, any governmental entity or any other Person, (3) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company is a party, other than such violation, breach or default as would not reasonably be expected to have a Material Adverse Effect or (4) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company.

4.5        Reporting Issuer. The Company is a reporting issuer in each of the provinces of Canada.

4.6        Public Reports. The Public Reports have been duly furnished or filed by the Company with the SEC, and as of the date furnished or filed the Public Reports complied in all material respects with the requirements of applicable United States federal securities laws, and none of the Public Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No change has occurred to the Company’s assets, liabilities (contingent or otherwise), business, financial condition or capital that is required to be disclosed under applicable securities laws that hasn’t been disclosed. As of the date hereof, there are no outstanding written comments from any applicable securities regulatory authority (or equivalent) relating to the Public Reports.

4.7        Stock Exchange Listing. The shares of Common Stock are listed and posted for trading on the TSX and NYSE American. The Shares, when issued but subject to the resale restrictions referenced in Sections 3.6(c)(iii), 3.6(c)(iv) and 3.6(c)(v), may be traded either through the facilities of the TSX or NYSE American as Buyer may determine.

4.8        No Orders. No order ceasing or suspending trading in shares of Common Stock nor prohibiting the sale of the Shares has been issued to or is outstanding against the Company and, to the Company’s knowledge, no investigation or proceeding for such purpose is pending or threatened.

4.9        Good Title Conveyed. At the time of issuance, the Shares will be duly authorized, validly issued, fully paid and nonassessable. The Shares, when issued, will be free and clear of all Encumbrances, except for any restrictions on transfer arising under the Securities Act or any applicable state or Canadian securities laws and except for Encumbrances placed thereon by Buyer.

4.10      Capitalization. The authorized capital of the Company consists of (i) 200,000,000 shares of Common Stock, of which 108,179,001 are issued and outstanding as of the date of this Agreement, including 318,003 shares of restricted stock which are subject to forfeiture conditions, and (ii) 10,000,000 shares of preferred stock, par value $0.01 per share, none of which are issued and outstanding. Except for (a) the Shares, (b) 14,653,846 shares of Common Stock issuable upon exercise of outstanding warrants disclosed in the Company’s Public Reports, and (c) 5,182,286 shares of Common Stock issuable upon in connection with outstanding awards under the Company’s Amended and Restated 2009 Equity Incentive Plan, the Company has not issued or agreed or otherwise committed to issue any shares of Common Stock, restricted stock or preferred stock or any rights, warrants, options or other securities to acquire any shares of any class of capital stock of the Company.

4.11      Brokers or Finders. The Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

5.         Closing Conditions. The purchase and sale of the Shares is expected to be completed upon satisfaction of the closing conditions set forth in this Section 5 (the date on which such closing occurs, the “Closing Date”).

5.1        Conditions to Buyer’s Obligation to Close. The obligations of Buyer to consummate the purchase of the Shares shall be subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions:

(a)        Statutes; Orders. No statute, rule or regulation shall have been enacted or promulgated by any governmental entity which prohibits the consummation of the purchase and sale of the Shares; and there shall be no order or injunction of a court of competent jurisdiction or securities regulatory authority (or equivalent) in effect precluding or prohibiting consummation of the purchase and sale of the Shares.

(b)        Government Action. There shall not be threatened or pending any suit, action or proceeding by any governmental entity seeking to restrain or prohibit the consummation of the purchase and sale of the Shares or seeking to impose material limitations on the ability of Buyer effectively to exercise full rights of ownership of the Shares, including the right to vote the Shares.

(c)        Representations and Warranties. The representations and warranties of the Company set forth in this Agreement qualified as to materiality shall be true and correct in all respects after having regard to such materiality qualifier, and for all other representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects, in each case, as of the Closing Date as though made on and as of such date.

(d)        Covenants. The Company shall have complied in all material respects with all covenants, agreements and obligations of the Company contained in this Agreement.

(e)        Exchange Consents and Approvals. The Company shall have received conditional approval from the TSX and approval from the NYSE American with respect to the listing of the Shares.

(f)        Earn-in Agreement. The Company shall have entered into (or concurrent with the Agreement, will enter into) the Earn-In Agreement.

(g)        Deliveries at Closing. Buyer shall have received from the Company a certificate representing the Shares or ownership statement issued under a direct registration system or other electronic book entry system, in either case duly and validly issued in favor of Buyer (or as Buyer may direct) and otherwise sufficient to vest in Buyer good title to the Shares;

5.2        Conditions to the Company’s Obligation to Close. The obligations of the Company to consummate the purchase and sale of the Shares shall be subject to the satisfaction on or prior to the applicable Closing Date of each of the following conditions:

(a)        Statutes; Orders. No statute, rule or regulation shall have been enacted or promulgated by any governmental entity which prohibits the consummation of the purchase and sale of the Shares; and there shall be no order or injunction of a court of competent jurisdiction or securities regulatory authority (or equivalent) in effect precluding or prohibiting consummation of the purchase and sale of the Shares.

(b)        Government Action. There shall not be threatened or pending any suit, action or proceeding by any governmental entity seeking to restrain or prohibit the consummation of the purchase and sale of the Shares.

(c)        Representations and Warranties. The representations and warranties of Buyer set forth in this Agreement qualified as to materiality shall be true and correct in all respects after having regard to such materiality qualifier, and for all other representations and warranties of Buyer set forth in this Agreement shall be true and correct in all material respects, in each case as of the Closing Date as though made on and as of such date, excluding in all cases where the failure to do so would not have a material adverse effect on the ability of Buyer to perform its obligations under this Agreement or the availability of an exemption from registration pursuant to Regulation D under the Securities Act.

(d)        Covenants. Buyer shall have complied in all material respects with all covenants, agreements and obligations of Buyer contained in this Agreement.

(e)        Exchange Consents and Approvals. The Company shall have received conditional approval from the TSX and approval from the NYSE American with respect to the listing of the Shares.

(f)        Earn-in Agreement. Buyer shall have entered into (or concurrent with the Agreement, will enter into) the Earn-In Agreement.

(g)        Deliveries at Closing. The Company shall have received from Buyer by wire transfer of immediately available funds, the aggregate amount of the Purchase Price for the Shares to an account designated by the Company prior to the Closing Date;

6.         Miscellaneous.

6.1        Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either Party without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective permitted successors and assigns. Nothing in this Agreement is intended to confer upon any party other than the Parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2        Notices. Unless otherwise provided herein, any notice, request, waiver, instruction, consent or document or other communication required or permitted to be given by this Agreement shall be effective only if it is in writing and (i) delivered by hand or sent by certified mail, return receipt requested, (ii) if sent by a nationally-recognized overnight delivery service with delivery confirmed, or (iii) if sent by email (or other similar electronic means), with receipt confirmed as follows:

Company:	Golden Minerals Company 350 Indiana Street, Suite 650 Golden, Colorado 80401 Attn: Email:
with a copy (which shall not constitute notice) to:	Davis Graham & Stubbs LLP 1550 17th Street, Suite 500 Denver, Colorado 80202 Attn: Email:

Buyer:	Barrick Gold Corporation Brookfield Place, TD Canada Trust Tower Suite 3700, 161 Bay Street, P.O. Box 212 Toronto, Ontario M5J 2S1, Canada E-Mail: Attention: General Counsel
with a copy (which shall not constitute notice) to:	Lawson Lundell LLP 1600-925 West Georgia Street Vancouver, British Columbia V6C 3L2, Canada Email: Attention:

The Parties shall promptly notify each other of any change in their respective addresses or email addresses or of the individual or entity or office to receive notices, requests or other communications under this Section 6.2. All notices shall be deemed to have been given (i) if personally delivered or sent by certified mail, as of the date when so delivered, (ii) if sent by nationally-recognized overnight delivery service, two days after mailing, or (iii) if sent by email (or other similar electronic means) as of the date sent, if during normal business hours of the recipient, and otherwise on the next business day.

6.3        Amendments and Waivers. This Agreement may not be amended or supplemented, unless set forth in a writing signed by each Party hereto. Except as otherwise permitted in this Agreement, the terms or conditions of this Agreement may not be waived unless set forth in a writing signed by the Party entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of such provision at any time in the future or a waiver of any other provision hereof. The rights and remedies of the Parties hereto are cumulative and not alternative. Except as otherwise provided in this Agreement, neither the failure nor any delay by any Party hereto in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

6.4        Severability. Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the Parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

6.5        Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Colorado.

6.6        Submission to Jurisdiction. The Parties hereby submit to the non-exclusive jurisdiction of any court of the State of Colorado or the United States District Court for the District of Colorado for the purpose of any suit, action, or other proceeding arising out of this Agreement, and waive any and all objections to jurisdiction that they may have under the laws of the State of Colorado or the United States and any claim or objection that any such court is an inconvenient forum.

6.7        Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subjects hereof.

6.8        Counterparts. This Agreement may be executed in two or more counterparts (including by email or similar means of electronic communication), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.9        Announcements. Publicity and other general releases of information to the public through the media concerning the transaction contemplated by this Agreement shall be jointly planned and coordinated between the Company and Buyer. Neither Party shall act unilaterally in this regard without the prior approval of the other Party provided, however, that such approval shall not be unreasonably withheld. Notwithstanding the foregoing, nothing in this Section 6.9 shall prevent either Party from furnishing information to, or filing information with, any governmental entity or from disclosing information to comply with applicable laws or rules of any applicable stock exchange.

6.10      Definitions.  The following terms shall have the meanings set forth below:

(a)        “Encumbrances” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements, defects or imperfections of title or other restrictions on title or transfer of any nature whatsoever.

(b)        “Material Adverse Effect” means, in respect of a particular Party, any circumstance, change or effect that has or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition or results of operations of that Party and its subsidiaries taken as a whole, or a material adverse effect on the ability of that Party to perform its obligations under this Agreement; provided however, that none of the following individually or in the aggregate, will be deemed to have a Material Adverse Effect: (x) fluctuations in the market price of the Common Stock; or (y) fluctuations in the prices of precious or base metals, or (z) any change or effect arising out of general economic conditions or conditions generally affecting the mining industries.

(c)        “Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental entity or other entity or organization.

[signature page follows]

* * * * *

IN WITNESS WHEREOF, the Parties have executed this SUBSCRIPTION AGREEMENT as of the date first written above.

GOLDEN MINERALS COMPANY

By:	/s/ [Signature Redacted]
Name:
Title:

BARRICK GOLD CORPORATION

By:	/s/ [Signature Redacted]
Name:
Title:

By:	/s/ [Signature Redacted]
Name:
Title: